RESIGNATION AND APPOINTMENT OF AGENT AGREEMENT AND ASSIGNMENT OF FINANCING DOCUMENTS This Resignation and Appointment of Agent Agreement and Assignment of Financing Documents (this “Agreement”), dated as of April 29, 2024 (the “Effective Date”), by and among Wingspire Capital LLC (“Wingspire”), in its capacity as Agent (as such term is defined below) and HCP-FVU, LLC, as the “Successor Agent” (the “Successor Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Credit Agreement (defined below). RECITALS WHEREAS, Wingspire Capital LLC is the administrative agent for the Lenders (in such capacity, the “Agent”) under that certain Credit Agreement, dated August 9, 2022, by and among EMCORE Corporation, a New Jersey corporation, EMCORE Space & Navigation Corporation, a Delaware corporation, and EMCORE Chicago Inertial Corporation, a Delaware corporation (individually and collectively referred to herein as the “Borrower”), the Lenders from time to time party thereto and Agent, as amended by the First Amendment to Credit Agreement, dated October 25, 2022, by and among the Borrower, the Lenders party thereto and Agent (and as further amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”); WHEREAS, Wingspire as Lender (“Lender”) under the Credit Agreement and HCP- FVU, LLC, HCP Fund V-FVU, LLC and Bessel Holdings LLC and HCP-FVU (collectively, “Buyer”), LLC as administrative agent for Buyer have entered into that certain Assignment Agreement dated as of the date hereof (the “Assignment Agreement”) pursuant to which the Buyer acquired all of Lender’s interest in the Loan (as defined in the Assignment Agreement) and the Loan Documents (as defined in the Assignment Agreement); and WHEREAS, in connection with the Assignment Agreement, (i) Wingspire desires to resign as Agent and assign to Successor Agent all of its rights, title and interests as Agent in, to and under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and any other documents, instruments, certificates, financing statements and agreements relating to the Credit Agreement (together with the Credit Agreement, collectively, the “Financing Documents”), (ii) the Required Lenders desire to appoint Successor Agent as Agent under the Financing Documents and (iii) the Successor Agent desires to accept such assignment from Wingspire and such appointment by the Required Lenders, and to assume the role of Agent under the Financing Documents, in each case subject to the terms and conditions hereof. 1. Resignation of Wingspire as the Agent and Assignment of Financing Documents. Effective as of the Effective Date, Wingspire hereby (i) resigns as Agent under the Financing Documents and (ii) sells, assigns, grants, conveys and transfers all of its rights, title and interests as Agent in, to and under such Financing Documents to the Successor Agent (collectively, the “Resignation and Assignment”). As of the Effective Date, Wingspire shall have no further rights, powers, privileges, obligations or duties as Agent under the Financing Documents, in each Emcore - Agent Resignation and Appointment

Emcore - Agent Resignation and Appointment case except such rights, privileges or duties which explicitly survive Wingspire’s resignation as Agent or the termination or assignment of the Financing Documents. 2. Appointment of Successor Agent as the Agent and Assumption of Financing Documents. Effective as of the Effective Date, Agent and the Required Lenders hereby appoint Successor Agent as Agent under the Financing Documents and Successor Agent accepts such assignment and appointment, and hereby agrees to accept and assume all rights, powers, privileges, obligations and duties as Agent under such Financing Documents, in each case arising from and after the Effective Date (collectively, together with the Resignation and Assignment, the “Transaction”). 3. Borrower Consent. Borrower hereby consents to the Transaction (and, if required by the Credit Agreement, appoints Successor Agent as “Agent” under the Credit Agreement and any other applicable Financing Documents) and acknowledges and agrees that Wingspire shall have no further rights, powers, privileges or duties as Agent under the Financing Documents, except such rights, privileges or duties that explicitly survive Wingspire’s resignation or the termination of the Financing Documents and (ii) waives any applicable notice requirements for the resignation of Wingspire as Agent and appointment of Successor Agent as successor Agent under the Credit Agreement and any other applicable Financing Documents. 4. Further Assurances. The parties hereto agree, from time to time, and with respect to the Successor Agent, upon receipt of documentation prepared by the requesting party, at the requesting party’s expense and upon receipt of appropriate direction under the Credit Agreement, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Agreement and the assignment and assumption contemplated hereby. Without limiting the foregoing, Wingspire hereby (i) authorizes the Successor Agent, at the expense of the Borrower, to file assignments with respect to the UCC financing statements filed in connection with the Financing Documents to provide that the Successor Agent is the secured party of record with respect to each such UCC financing statement and file amendments with respect to such UCC financing statements to remove the Agent as the secured party of record with respect to each such UCC financing statement and (ii) agrees to promptly notify any applicable depository banks pursuant to any Control Agreements that it has assigned its rights and obligations under each Control Agreement to the Successor Agent. Wingspire and Successor Agent hereby agree to promptly execute such documents as the depository bank may require under such Control Agreement. 5. Notice Waiver. Each signatory hereto hereby waives any applicable notice requirements for the resignation of Wingspire as Agent and appointment of Successor Agent as successor Agent under the Credit Agreement and any other applicable Financing Documents. 6. Miscellaneous. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles (other than Section 5- 1401 and Section 5-1402 of the General Obligations Law of the State of New York). This Agreement shall constitute the entire understanding of the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, written or oral,

Emcore - Agent Resignation and Appointment with respect thereto. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with ESign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Emcore - Agent Resignation and Appointment Page 4 of 6 As evidence of the agreement by the parties hereto to the terms contained herein, each such party has caused this agreement to be duly executed on its behalf. Agent: WINGSPIRE CAPITAL LLC By: Name: Title: Successor Agent: HCP-FVU, LLC By: Name: Title: DocuSign Envelope ID: E1AF0626-AB10-414A-8723-9232B9324A44 CEO Martin Hale

Emcore - Agent Resignation and Appointment Page 5 of 6 REQUIRED LENDER: HCP-FVU, LLC By: Name: Title: HCP FUND V-FVU, LLC By: Name: Title: BESSEL HOLDINGS LLC By: Name: Title: DocuSign Envelope ID: E1AF0626-AB10-414A-8723-9232B9324A44 Martin Hale Martin Hale CEO CEO Charles Hale President

Emcore - Agent Resignation and Appointment Page 6 of 6 Borrower: EMCORE CORPORATION By: Name: Title: EMCORE CHICAGO INERTIAL CORPORATION By: Name: Title: EMCORE SPACE & NAVIGATION CORPORATION By: Name: Title: DocuSign Envelope ID: 0799BAAA-F5B2-41A0-BC1D-2CE21BA1C5BA President and Chief Executive Officer Jeffrey Rittichier Jeffrey Rittichier President and Chief Executive Officer Jeffrey Rittichier President and Chief Executive Officer